UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2016

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of New Principal Accounting Officer

On February 22, 2016, Robert W. Karlovich III was appointed to serve as the Executive Vice President, Chief Financial Officer of NGL Energy Holdings LLC (the “General Partner”), the general partner of NGL Energy Partners LP (the “Partnership”).

Mr. Karlovich, 38, served as Chief Financial Officer for Targa Pipeline Partners, LP, a subsidiary of Targa Resources Partners LP, from February 2015 through February 2016 and as Senior Vice President of Commercial and Business Development for Targa Resources Partners LP from November 2015 through February 2016.  Mr. Karlovich served in various roles at Atlas Pipeline Partners, L.P. and its subsidiaries (“APL”) from September 2006 through February 2015 when APL merged with Targa Resources Partners LP, most recently as Chief Financial Officer (since November 2011) and Chief Accounting Officer (since November 2009). Mr. Karlovich served as Controller of Atlas Pipeline Mid-Continent LLC, a subsidiary of APL, from September 2006 to November 2009.  Mr. Karlovich served in various roles at Syntroleum Corporate from February 2004 through September 2006, most recently as Controller.  Prior to that, Mr. Karlovich served in various roles at Arthur Andersen LLP and Grant Thornton LLP. Mr. Karlovich is a certified public accountant.

Mr. Karlovich will receive compensation and participate in benefit plans at levels consistent with his position and scope of responsibility.  In connection with his employment, the General Partner has granted Mr. Karlovich restricted common units that are scheduled to vest in tranches of 25,000 units each on July 1, 2016, July 1, 2017 and July 1, 2018. The General Partner has not entered into any other material compensatory contracts or arrangements with Mr. Karlovich in connection with his appointment.

Mr. Karlovich does not have any family relationships with any director, executive officer, or any person nominated to become a director or executive officer, of the General Partner and there are no arrangements or understandings between Mr. Karlovich and any other person pursuant to which Mr. Karlovich was appointed as the Chief Financial Officer.  There are no transactions in which Mr. Karlovich had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC, its general partner

Date: February 22, 2016		By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer